UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 7, 2006

Date of Report (Date of earliest event reported)

DJO INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		Number)

1430 Decision Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 7, 2006, Leslie H. Cross, President and Chief Executive Officer of DJO Incorporated, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.  Mr. Cross’ plan authorizes the sale of the maximum number of 120,000 shares of DJO Incorporated’s  common stock.  Mr. Cross has informed DJO Incorporated that any sales pursuant to his plan will comply with Rule 144 and has represented to DJO Incorporated that he had no knowledge of any material nonpublic information regarding the company when he adopted his plan.  Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Document
99.1	Form of Stock Sales Plan for Leslie H. Cross

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJ ORTHOPEDICS, INC.

(Registrant)

Date:	August 8, 2006	BY:	/s/ Vickie L. Capps
Vickie L. Capps
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)